UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TIAA-CREF LIFE FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIAA-CREF LIFE FUNDS

Important Notice to Fund Shareholders

October 13, 2023

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.

This year, you and other shareholders of TIAA-CREF Life Funds (the “Trust”), on behalf of each series of the Trust (each series of the Trust, as identified on Appendix A to the enclosed Proxy Statement, individually a “Fund,” and collectively, the “Funds”) are being asked to approve the election of board members to serve on your Fund’s board of trustees (the “Board” and the trustees, “Board Members”). The list of nominees is contained in the enclosed Proxy Statement.

The Funds and certain other investment companies advised by the investment adviser to the Funds and its affiliates are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the Trust (collectively referred to herein as the “TC Funds,” and the board members thereof as the “TC Board Members”). The other group consists of the current board members of the funds advised by Nuveen Fund Advisors, LLC (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”). Except as otherwise noted, the TC Funds and the Nuveen Funds are collectively referred to herein as the “Fund Complex.”

The TC Board Members and the Nuveen Board Members separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in the Fund Complex are overseen by the same board members. Accordingly, your Board has proposed the election of twelve (12) Board Members. Four (4) of the nominees currently serve as TC Board Members. Eight (8) of the nominees currently serve as Nuveen Board Members.

In connection with the board consolidation, seven (7) of the eleven (11) current TC Board Members are expected to resign as TC Board Members, as of December 31, 2023, and therefore are not standing for re-election. Such resigning TC Board Members will continue to serve as members of the boards of College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), which are other investment companies advised by Teachers Advisors, LLC or its affiliate and which are not part of the Fund Complex. Relatedly, if elected to the consolidated board of the TC Funds and the Nuveen Funds, the four current TC Board Members who are standing for election will resign from their positions on the boards CREF and VA-1.

Your Fund’s Board unanimously recommends that you give instructions to vote FOR each of the nominees.

Your instructions to vote are very important. We encourage you as an owner of the variable annuity contracts or variable life insurance policies (the “Variable Contracts”) having allocated account values to subaccounts investing in a Fund to participate in your Fund’s governance by returning your vote as soon as possible.

Q.	Why am I being asked to elect each of the nominees as Board Members?

A.

Each of the nominees either currently serves as a TC Board Member or a Nuveen Board Member. The election of the nominees is part of the intended alignment and consolidation of the membership of the boards of the TC Funds with membership of the boards of the Nuveen Funds. If shareholders approve the election of all of the nominees, the membership of your Fund’s Board will be expanded from eleven (11) to twelve (12) members, including the eight (8) nominees who currently serve as Nuveen Board Members, as well as the four (4) nominees who currently serve as TC Board Members. Each nominee would not be deemed an “interested person” as that term is defined under the Investment Company Act of 1940, as amended.

The election of all of the nominees will bring the membership of the boards of the Fund Complex into alignment such that funds in the Fund Complex are overseen by the same group of board members.

Your Fund’s Board has approved the proposal after evaluating the potential benefits of aligning and consolidating the boards of funds in the Fund Complex and considering the background, skills, experience and other attributes of the nominees who would make up the consolidated board.

Please note that separate proxy statements are being sent to shareholders of the other TC Funds and to shareholders of certain Nuveen Funds, who are being asked to vote on the election of the same slate of nominees to the boards of the respective funds.

Q.	What will be some of the benefits of the consolidation for shareholders?

A.	The consolidation of the Board is expected to:

•	Generate cost efficiencies and expense savings that would benefit shareholders; Fund management estimates that nearly all identified savings will accrue directly to Fund shareholders.

•	Align the Fund Complex and its Board with Nuveen LLC’s operating model to promote growth across new, as well as similar, investment products.

•	Facilitate negotiating with vendors as a unified Fund Complex to obtain expected economies of scale and to standardize servicing.

•	Expand marketing and distribution opportunities associated with presenting the TC Funds and Nuveen Funds to the marketplace as one Fund Complex and grow investor engagement.

•	Eliminate duplicate efforts in Board operations.

Q.	What are some examples of the potential economic/cost benefits to shareholders?

A.

Over time, shareholders of the Funds may experience economic benefits due to reduced or eliminated contractual fees/expenses, including the potential for reduced third-party vendor fees as the result of management being able to renegotiate as one consolidated Fund Complex. Other cost savings may arise due to economies of scale if assets grow as a combined Fund Complex.

Q.	Why is this change occurring now?

A.

As Nuveen LLC’s funds business has evolved, Fund management believes that the prospective benefits of the Board consolidation (as noted above) will be advantageous for all Fund shareholders. Fund management also believes that individual investor engagement with the TC Funds and Nuveen Funds can be grown more effectively by presenting the Fund Complex to the marketplace as “one fund family” with one common source of oversight—i.e., a combined Board.

Shareholders are expected to benefit from expense reductions, as well as potential incremental savings from economies of scale and the benefits of asset growth shared across the Fund Complex.

Q.	How does the Board consolidation impact my Fund’s investment strategy or fees?

A.	The Board consolidation will not impact any Fund’s investment strategy or increase any Fund’s fees.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to give voting instructions, please call Computershare Fund Services, your Fund’s proxy solicitor, at 888-916-1722 with your proxy material.

Q.	How do I provide voting instructions?

A.	You may provide voting instructions at the meeting, by mail, by telephone or over the Internet:

•	To provide voting instructions at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To provide voting instructions by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction card. No postage is required if mailed in the United States.

•

To provide voting instructions by telephone, please call the toll-free number located on your proxy card or voting instruction card and follow the recorded instructions, using your proxy card or voting instruction card as a guide.

•

To provide voting instructions over the Internet, go to the Internet address provided on your proxy card or voting instruction card and follow the instructions, using your proxy card or voting instruction card as a guide.

Q.	How can I attend the meeting?

A.

The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if you owned Variable Contracts having allocated account values to subaccounts investing in a Fund as of the close of business on October 5, 2023, or if you hold a valid proxy for the meeting. There is no physical location for the meeting.

You will be able to attend the meeting online and submit your questions during the meeting by visiting meetnow.global/M599MNM. You also will be able to give voting instructions online by attending the meeting by webcast. To participate in the meeting, you will need to log on using the control number from your proxy card, voting instruction card or meeting notice. The control number can be found in the shaded box.

The online meeting will begin promptly at 3:30 p.m., Eastern time, on November 20, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

To register to attend the meeting online by webcast, you must submit proof of your Variable Contract ownership reflecting your Fund holdings along with your name and email address to Computershare Fund Services. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials or voting instruction card, to answer any questions you may have about the proposal and to encourage you to send voting instructions.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your voting instructions have been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I give voting instructions?

A.	The Board unanimously recommends that owners of Variable Contracts give instructions to vote FOR the election of each of the nominees named herein.

730 Third Avenue New York, NY 10017-3206 (800) 842-2733

Notice of Special Meeting of Shareholders to be held on November 20, 2023

TIAA-CREF LIFE FUNDS

TIAA-CREF Life Growth Equity Fund	TIAA-CREF Life Stock Index Fund
TIAA-CREF Life Money Market Fund	TIAA-CREF Life Social Choice Equity Fund
TIAA-CREF Life Growth & Income Fund	TIAA-CREF Life Real Estate Securities Fund
TIAA-CREF Life International Equity Fund	TIAA-CREF Life Core Bond Fund
TIAA-CREF Life Large-Cap Value Fund	TIAA-CREF Life Balanced Fund
TIAA-CREF Life Small-Cap Equity Fund

October 13, 2023

To the Shareholders of the Above Funds:

Notice is hereby given to the owners of the variable annuity contracts or variable life insurance policies (each a “Variable Contract” and collectively, the “Variable Contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). As an owner of a Variable Contract issued by TIAA-CREF Life, you are entitled to give voting instructions in connection with the shareholder meetings of the TIAA-CREF Life Funds (the “Trust”), the investment portfolios (each portfolio a series of the Trust, and as identified above and on Appendix A to the enclosed Proxy Statement, individually a “Fund,” and collectively, the “Funds”) underlying the variable investment accounts of TIAA Separate Account VA-1, TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Separate Account VLI-2 established by TIAA-CREF Life (the “Separate Accounts”).

The Trust will hold a Special Meeting of Shareholders (the “Meeting”) of the Trust, on behalf of each Fund, on Monday, November 20, 2023, at 3:30 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

The purposes of the Meeting are:

1.	To elect twelve (12) individuals to serve as Board Members for indefinite terms and until their successors shall take office; and

2.	To address any other business that may properly come before the Meeting.

The Separate Accounts, and for certain of the Funds, the TIAA-CREF Life Balanced Fund (a series of the Trust) are the only shareholders of the Funds. TIAA-CREF Life is hereby soliciting and agreeing to vote the Separate Accounts’ shares of each Fund at the special meeting according to timely instructions received from owners of the Variable Contracts who have amounts allocated to the Separate Accounts’ variable investment accounts that are invested in Fund shares as of October 5, 2023 (the “Record Date”). As a Variable Contract owner of record as of the Record Date, you have the right to instruct TIAA-CREF Life how to vote the Separate Accounts’ shares of the Funds attributable to your Variable Contract.

Please provide voting instructions as soon as possible before the Meeting, even if you plan to attend the Meeting, which will be held online as discussed in further detail below. You can provide instructions quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your proxy card or voting instruction card.

You may send voting instructions by mail, telephone or over the Internet. To send instructions by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction card. No postage is required if mailed in the United States. To send instructions by telephone, please call the toll-free number located on your proxy card or voting instruction card and follow the recorded instructions, using your proxy card or voting instruction card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction card and follow the instructions, using your proxy card or voting instruction card as a guide.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. There is no physical location for the meeting. Variable Contract owners will be able to attend the Meeting online and submit their questions during the meeting by visiting meetnow.global/M599MNM. Variable Contract owners will also be able to give voting instructions online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card, voting instruction card or meeting notice. The control number can be found in the shaded box.

/s/ Derek B. Dorn

Derek B. Dorn

Senior Managing Director and Corporate Secretary

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 (800) 842-2733

Proxy Statement

October 13, 2023

This Proxy Statement is first being mailed to shareholders and variable contract owners with amounts allocated to the Funds on or about October 13, 2023.

TIAA-CREF LIFE FUNDS

TIAA-CREF Life Growth Equity Fund	TIAA-CREF Life Stock Index Fund
TIAA-CREF Life Money Market Fund	TIAA-CREF Life Social Choice Equity Fund
TIAA-CREF Life Growth & Income Fund	TIAA-CREF Life Real Estate Securities Fund
TIAA-CREF Life International Equity Fund	TIAA-CREF Life Core Bond Fund
TIAA-CREF Life Large-Cap Value Fund	TIAA-CREF Life Balanced Fund
TIAA-CREF Life Small-Cap Equity Fund

This proxy statement has been sent on behalf of the TIAA-CREF Life Funds by TIAA Separate Account VA-1, TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Separate Account VLI-2 (the “Separate Accounts”), Separate Accounts of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), to the owners of the variable annuity contracts and variable life insurance policies (each, a “Variable Contract” and collectively, the “Variable Contracts”) issued by TIAA-CREF Life with contract value allocated to accounts investing in investment portfolios of the TIAA-CREF Life Funds (each, a “Fund,” and collectively, the “Funds”).

The Board of Trustees (the “Board,” and each trustee a “Board Member” and collectively, the “Board Members”) of the Trust has sent you this proxy statement to ask for your voting instructions on certain matters affecting the Trust. The accompanying voting instruction card will be voted at the Special Meeting of the Trust’s shareholders being held on November 20, 2023, at 3:30 p.m., Eastern time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the name of each Fund and the abbreviated name of each Fund by which such Fund is referred to in this Proxy Statement. The Trust’s Variable Contract owners are being asked to give voting instructions on the following:

Proposal

1.	To elect twelve (12) individuals to serve as Board Members for indefinite terms and until their successors shall take office.

Voting Instruction Information

The Separate Accounts and, for certain Funds, the TIAA-CREF Life Balanced Fund (a series of the TIAA-CREF Life Funds) (the “Balanced Fund”) are the only shareholders of the Funds. The Funds expect that the Separate Accounts will vote their Fund shares at the Meeting according to the timely instructions received from the individual Variable Contract owners who have allocated account values to subaccounts investing in the Funds. Accordingly, Variable Contract owners having allocated values to a Fund as of October 5, 2023 (the “Record Date”) have been given the right to provide voting instructions at the Meeting with respect to that Fund. The number of votes for which a Variable Contract owner may give voting instructions is based on the number of shares in the Fund attributable to such Variable Contract owner as of the Record Date.

The Separate Accounts will vote shares attributable to the Variable Contracts for which no voting instructions are received in the same proportion (for, against, abstain) as the voting instructions received on all outstanding contracts (sometimes referred to as “echo” voting). If the Funds receive votes or the Separate Accounts receive voting instructions that do not indicate any intention regarding a proposal, they will be voted in favor of the proposal. Finally, the Balanced Fund also owns a portion of certain Funds’ shares. The Balanced Fund expects to vote its shares of such Funds in the same proportion as the vote of other shareholders.

Because the Separate Accounts and the Balanced Fund intend to vote as indicated above, a small number of Variable Contract owners’ voting instructions can determine the outcome of a proposal.

At this time, the Board does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the Separate Accounts will vote the proxies using their own best judgment. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. There is no physical location for the Meeting. Variable Contract owners will be able to attend the Meeting online and submit their questions during the Meeting by visiting meetnow.global/M599MNM. Variable Contract owners will also be able to give their voting instructions by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your voting instruction card or meeting notice. The control number can be found in the shaded box.

Variable Contract owners can provide new instructions at any time before proxies are voted by executing and returning a later-dated voting instruction card, providing instructions through the Internet or by toll-free telephone call, providing instructions at the meeting—or you may cancel your vote by writing the Trust’s Corporate Secretary at: c/o the TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206. Merely attending the Meeting, however, will not revoke any previously submitted voting instructions.

There will be a quorum for the meeting if 10 percent of the total number of votes entitled to be cast vote in person (virtually) or by proxy. Abstentions are counted in determining whether a quorum has been reached. Additionally, echo-voted shares are counted as being present at the Meeting. Since the Separate Accounts and the Balanced Fund expect to vote all shares held, as set forth above, it is anticipated that there will be a quorum at the Meeting and that there will be no abstentions or “broker non-votes.”

The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

The vote of the Trust will include each Fund that is a series of the Trust. The shareholders of each of the Funds, voting together, will be entitled to elect the Board Members. Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Fractional votes will be counted.

The number of a Fund’s shares attributable to you as a Variable Contract owner is determined by dividing your interest in the applicable variable investment account by the net asset value of the Fund as of the Record Date.

Shares Outstanding

Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

PROPOSAL ONE: ELECTION OF BOARD MEMBERS

The purpose of the Meeting is to elect members to the Board. Each Board Member will be elected to serve an indefinite term until his or her successor shall take office. The maximum number of Board Members has been fixed at twelve.

Board Consolidation

The Funds and certain other investment companies advised by the investment adviser to the Funds and its affiliates are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the mutual funds advised by Teachers Advisors, LLC that are series of the Trust and TIAA-CREF Funds (“TCF”) (collectively referred to herein as the “TC Funds,” and the board members thereof as the “TC Board Members”). The other group consists of the current board members of the funds advised by Nuveen Fund Advisors, LLC (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”). Except as otherwise noted, the TC Funds and the Nuveen Funds are collectively referred to herein as the “Fund Complex.”

Each of Teachers Advisors, LLC and Nuveen Fund Advisors, LLC is an indirect, wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity.

The TC Board Members and the Nuveen Board Members separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in the Fund Complex are overseen by the same board members. Accordingly, your Board has proposed the election of twelve (12) Board Members. Four (4) of the nominees currently serve as TC Board Members. Eight (8) of the nominees currently serve as Nuveen Board Members.

As noted above, each of the nominees either currently serves as a TC Board Member or a Nuveen Board Member. The election of the nominees is part of the intended alignment and consolidation of the membership of the boards of the TC Funds with membership of the boards of the Nuveen Funds. If shareholders approve the election of all of the nominees, the membership of the TC Funds boards will be expanded from eleven (11) to twelve (12) members, including the eight (8) nominees who currently serve as Nuveen Board Members, as well as the four (4) nominees who currently serve as TC Board Members.

The election of all of the nominees will bring the membership of the boards of the Fund Complex into alignment such that funds in the Fund Complex are overseen by the same group of board members. This alignment and consolidation would provide the opportunity to streamline and optimize board oversight.

The board consolidation is expected to (i) generate cost efficiencies and expense savings that would benefit Fund shareholders; (ii) align the Fund Complex and its Board with Nuveen LLC’s (“Nuveen”) operating model to promote growth across new, as well as similar, investment products; (iii) facilitate negotiating with vendors as a unified Fund Complex to obtain expected economies of scale and to standardize servicing; (iv) expand marketing and distribution opportunities associated with presenting the TC Funds and Nuveen Funds to the marketplace as one Fund Complex and grow investor engagement; and (v) eliminate duplicate efforts in Board operations.

Fund management believes that the prospective benefits of the board consolidation will be advantageous to all Fund shareholders.

In connection with the board consolidation, seven (7) of the eleven (11) current TC Board Members are expected to resign as TC Board Members, as of December 31, 2023, and therefore are not standing for re-election. Such resigning TC Board Members will continue to serve as members of the boards of CREF and TIAA Separate Account VA-1 (“VA-1”), which are other investment companies advised by Teachers Advisors, LLC or its affiliate and which are not part of the Fund Complex. Relatedly, if elected to the consolidated board of the TC Funds and the Nuveen Funds, the four current TC Board Members who are standing for election will resign from their positions on the boards of CREF and VA-1 as of December 31, 2023.

Please note that separate proxy statements are being sent to shareholders of the other TC Funds and to shareholders of certain Nuveen Funds, who are being asked to vote on the election of the same slate of nominees to the boards of the respective funds.

Nominees

Twelve (12) nominees, including Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr, each a TC Board Member, and Amy B. R. Lancellotta, Joanne T. Medero, Albin F. Moschner, John K. Nelson, Matthew Thornton III, Terence J. Toth, Margaret L. Wolff and Robert L. Young, each a current Nuveen Board Member, are standing for election at the Meeting. Nominees for election as Board Members are to be elected by all shareholders of the Trust to serve a term until their successors shall have been duly elected and qualified. Information about each of these twelve nominees is set forth below.

The Board of the Trust is currently composed of eleven (11) Board Members: Forrest Berkley, Joseph A. Boateng, Joseph A. Carrier, Janice C. Eberly, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Nicole Thorne Jenkins, Thomas J. Kenny, James M. Poterba and Loren M. Starr. Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Prof. Jackson, Dean Jenkins and Prof. Poterba are expected to resign from the Board of the Trust in connection with the board consolidation, effective as of December 31, 2023, and therefore are not standing for re-election, but will continue to serve on the boards of CREF and VA-1.

Mr. Berkley, Mr. Boateng, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny and Prof. Poterba were last elected to the Trust’s Board at a special meeting of shareholders held on July 17, 2019. Mr. Starr was appointed to the Trust’s Board effective October 1, 2022. Each of Mr. Carrier and Dean Jenkins was appointed to the Trust’s Board effective January 1, 2023.

If elected at the Meeting, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young are expected to be seated as Board Members of the Trust effective as of January 1, 2024.

It is the intention of the persons named in the enclosed voting instruction card to vote the shares represented thereby for the election of each of the nominees listed above unless the voting instruction card is marked otherwise. Each of the nominees has agreed to serve as a Board Member if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Trust’s present Board.

All Board Member nominees are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or of Teachers Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and have never been an employee or director of TIAA, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board, which is composed entirely of Independent Board Members, unanimously recommends that owners of Variable Contracts give instructions to vote FOR the election of each of the nominees named herein.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

CURRENT BOARD MEMBERS WHO ARE NOMINEES

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1963	Board Member	Term: Indefinite Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	88(3)	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1967	Board Member	Term: Indefinite Length of service: Since 2007	Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	88(3)	Trustee Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the IDC.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1963	Chairman and Board Member	Term: Indefinite Length of service: Since 2011. Chairman for term ending June 30, 2024. Chairman since September 13, 2017.	Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	88(3)	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare. Former Director (2012-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box; former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and former President of the Board (2014-2018) of Crane Country Day School.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Loren M. Starr c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1961	Board Member	Term: Indefinite Length of service: Since 2022	Independent Consultant/Advisor (2021-Present). Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	88(3)	Director (since 2023), AMG. Former Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); Former Chair and Member of the Board of Trustees (2015-2018), Georgia Council on Economic Education (GCEE).

NOMINEES WHO ARE NOT CURRENTLY BOARD MEMBERS

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Managing Director, Independent Directors Council (“IDC”) (2006-2019) (supports the fund independent director community and is part of the Investment Company Institute (“ICI”), which represents regulated investment companies); formerly, various positions with ICI (1989-2006)	135(3)	President and Member of the Board of Directors (since 2020), Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	135(3)	Member (since 2019) of the Board of Directors of the Baltic-American Freedom Foundation.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	None	Term: Indefinite Length of Service: Not Applicable	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice President of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	135(3)	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	135(3)	Member of the Board of Directors (since 2008) of Core12 LLC. Former Member of the President’s Council (2010-2019) of Fordham University; Former Director (2009-2018) of the Curran Center for Catholic American Studies.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	135(3)	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coating and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure). Former Member of the Board of Directors (2012-2018), Safe Kids Worldwide.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007) and Northern Trust Hong Kong Board (1997-2004).	135(3)	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts; Member of the Board of Directors (philanthropy) (since 2008), Catalyst Schools of Chicago; Member of the Board of Directors (since 2012) (and Former Investment Committee Chair (2017-2022)), Mather Foundation (philanthropy). formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services) (2005-2014).	135(3)	Member of the Board of Trustees (since 2005) of New York-Presbyterian Hospital. Member of the Board of Trustees (since 2004) (and former Chair (2015-2022)), The John A. Hartford Foundation (philanthropy dedicated to improving the care older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	None	Term: Indefinite Length of Service: Not Applicable	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc. (1999-2017).	135(3)	None.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

CURRENT BOARD MEMBERS WHO ARE NOT STANDING FOR RE-ELECTION AS NOMINEES

Forrest Berkley(3) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1954	Board Member	Term: Indefinite Length of service: Since 2006	Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003-2005).	88	Investment Committee Member, Maine Community Foundation. Former Director, Save the Children Federation, Inc.; Former Investment Committee Member, Elmina B. Sewall Foundation.

Joseph A. Carrier(3) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1960	Board Member	Term: Indefinite Length of Service: Since 2023	Senior Vice President, Enterprise Risk Management, Franklin Resources, Inc. (2020-2022). Senior Managing Director, Chief Risk Officer and Chief Audit Executive, Legg Mason, Inc. (2008-2020).	88	Director, Franklin Templeton Irish Funds; Board Member, Cal Ripken, Sr. Foundation; Advisory Board Member, Loyola University Maryland, Sellinger School of Business and Management. Former Director, ICI Mutual Insurance Company; Former Director, Martin Currie Investment Management, Ltd.; Former Treasurer and Member of the Board of Directors, GB Charities, Inc.; Former Chair and Member of the Board of Visitors, Sacred Heart University Jack Welch College of Business & Technology.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Janice C. Eberly(4) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1962	Board Member	Term: Indefinite Length of service: Since 2018	Distinguished Senior Fellow, MIT Sloan and Golub Center for Finance and Policy (since 2023); James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002-2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005-2007). Vice President, American Economic Association (2020-2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011-2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

Nancy A. Eckl(4) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1962	Board Member	Term: Indefinite Length of service: Since 2007	Vice President (1990-2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director and Audit Committee Chair, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Howell E. Jackson(4) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1954	Board Member	Term: Indefinite Length of service: Since 2005	Special Adviser, White House Council of Economic Advisers (since 2023). James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010-2012), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Build Commonwealth.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Nicole Thorne Jenkins(4) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1970	Board Member	Term: Indefinite Length of service: Since 2023	John A. Griffin Dean of the McIntire School of Commerce at the University of Virginia (2020-present). Vice Dean (2016-2020), Von Allmen Chaired Professor of Accountancy (2017-2020), Associate Professor and EY Research Fellow (2012-2017), Gatton College of Business and Economics at the University of Kentucky.	88	Trustee and Audit Committee Member, Strada Education Network; Treasurer and Director, The Montpelier Foundation.

James M. Poterba(4) c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1958	Board Member	Term: Indefinite Length of service: Since 2006	President and Chief Executive Officer (since 2008) and Program Director (1990-2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006-2008) and Associate Head (1994-2000 and 2001-2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers. Former Trustee, Alfred P. Sloan Foundation.

(1)	Length of Time Served of the current Board Members indicates the year in which the individual became a Board Member of a TC Fund.
(2)	As used in this table, the Fund Complex consists of the Nuveen Funds and the TC Funds, as well as CREF and VA-1.
(3)

In connection with the board consolidation, each nominee is also standing for election, or expected to be appointed, to oversee additional funds in the Fund Complex. If so elected, the Number of Portfolios in the Fund Complex Overseen by each Board Member will be as follows on January 1, 2024:

Joseph A. Boateng	191
Michael A. Forrester	191
Thomas J. Kenny	214
Amy B.R. Lancellotta	214
Joanne T. Medero	214
Albin F. Moschner	214
John K. Nelson	214
Loren M. Starr	213
Matthew Thornton III	214
Terence J. Toth	214
Margaret L. Wolff	214
Robert L. Young	214

In addition, certain nominees may from time to time prior to the Meeting be appointed or elected to other boards overseeing additional portfolios in the Fund Complex.

(4)

Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Prof. Jackson, Dean Jenkins and Prof. Poterba are expected to resign from the Board of the Trust effective as of December 31, 2023 in connection with the board consolidation.

Fund Share Ownership

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and all funds in the family of investment companies overseen or to be overseen by the Board Member or nominee as of December 31, 2022 is set forth in Appendix B.

As of December 31, 2022, each Board Member, nominee or executive officer individually, and the Board Members nominees and executive officers as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Compensation is paid to the Board Members based on each Board Member’s service as a member of the Board of the Trust, CREF and TCF and as a member of the Management Committee of VA-1, and Board Member compensation expenses are allocated among each of the Funds of the Trust and TCF, the Accounts of CREF and the single portfolio of VA-1, as applicable. Effective January 1, 2023, Board Member compensation is based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $136,000; and an annual committee retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

Effective January 1, 2022 through December 31, 2022, Board Member compensation was based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $120,000; and an annual committee membership retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

The chair and members of the Executive Committee continue to not receive fees for service on that committee. The Board Members may also continue to receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. These working groups and ad hoc committees of the Board are temporary in nature; compensation associated with membership in such groups and committees is not expected to be long-term or ongoing. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Board Members, and the need to attract and retain well-qualified Board Members.

The Trust, TCF, CREF and VA-1 have a long-term compensation plan for Board Members. Currently, under this unfunded deferred compensation plan, annual contributions equal to $110,000 are allocated to notional investments in Trust, TCF, CREF and VA-1 products (such as certain CREF annuities and/or certain TC Funds) selected by each Board Member. As currently structured, after the Board Member leaves this Board, benefits related to service on this Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Board Member. The Board may waive the mandatory retirement policy for the

Board Members, which would delay the commencement of benefit payments until after the Board Member eventually retires from the Board. Pursuant to a separate deferred compensation plan, Board Members also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in Certain TC Fund, CREF and VA-1 products (such as certain CREF annuities and/or certain TC Funds) selected by each Board Member. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Board Member.

Upon consolidation of the Board, it is expected that the Board will consider Board compensation and approve a compensation structure for the consolidated Board.

The tables set forth in Appendix C show, for each Board Member and nominee, the aggregate compensation paid by each Fund to each Board Member and nominee for its last fiscal year and the aggregate compensation paid by the Trust, TCF, CREF and VA-1 to each Board Member and nominee for the calendar year ended December 31, 2022.

The Trust has adopted a mandatory retirement policy for its Board. Under this policy, Board Members shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more Board Members for reasonable time periods upon the unanimous approval and at the sole discretion of the Board, and the Board Members eligible for the waiver are not permitted to vote on such proposal regarding their waiver. Upon consolidation of the Board, it is expected that the Board will consider and adopt a retirement policy for the Trust appropriate for the consolidated Board.

The Trust has no employees. Each officer of the Trust serves without any compensation from the Funds.

Board Leadership Structure and Related Matters

The Board is currently composed of eleven (11) Board Members, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Independent Board Members). One of the Independent Board Members, Thomas J. Kenny, serves as the Chair of the Board. The Chair’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Board Members, the Trust’s officers and other management personnel, and counsel to the Independent Board Members. The Chair also performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled meetings each year and may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each regularly scheduled meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) standing committees, each composed solely of Independent Board Members and chaired by an Independent Board Member, and (ii) non-standing committees (which, when constituted, shall be composed solely of Independent Board Members and chaired by an Independent Board Member). The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes (i) its committees, (ii) having an Independent Board Member in the position of Chairman of the Board and of each committee, and (iii) having independent counsel to the Independent Board Members, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of portfolios overseen by the Board, the number of other funds overseen by the Board Members as the trustees of TCF, CREF and VA-1, the arrangements for the conduct of the Funds’ operations, the number of Board Members, and the Board’s responsibilities.

Currently, Mr. Kenny serves as the independent Chair of the Board. Upon consolidation of the Board, the Board is expected to consider and adopt Board leadership positions for the consolidated Board.

Board Committees

The Board has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust’s operations. The charters for these committees may be found at www.tiaa.org/public/about-tiaa/corporate-governance-leadership/cref-governors-trustees. Upon consolidation of the Board, the Board is expected to consider and adopt Board leadership positions and committee structures and memberships for the consolidated Board.

(1)

An Audit and Compliance Committee, consisting solely of Independent Board Members, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Forrester, Dean Jenkins, Mr. Kenny and Mr. Starr. Mr. Kenny has been designated as an “audit committee financial expert” as defined by the rules of the SEC. The number of Audit and Compliance Committee meetings held during the calendar year ended December 31, 2022 is shown in Appendix D.

(2)

An Investment Committee, consisting solely of Independent Board Members, which assists the Board in fulfilling its oversight responsibilities for the Funds’ investment performance, process, strategies and policies, the voting of proxies of the portfolio companies of the Funds and reviewing ESG criteria used by certain Funds. The current members of the Investment Committee are Mr. Boateng (chair), Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Dean Jenkins, Mr. Kenny, Prof. Poterba and Mr. Starr. The number of Investment Committee meetings held during the calendar year ended December 31, 2022 is shown in Appendix D.

(3)

An Executive Committee, consisting solely of Independent Board Members, which generally is vested with full Board powers for matters that arise between Board meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba. The number of Executive Committee meetings held during the calendar year ended December 31, 2022 is shown in Appendix D.

(4)

A Nominating and Governance Committee, consisting solely of Independent Board Members, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Board Members, reviewing the qualification and independence of Board Members, conducting evaluations of the Board Members and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Mr. Kenny and Prof. Poterba. The number of Nominating and Governance Committee meetings held during the calendar year ended December 31, 2022 is shown in Appendix D.

(5)

An Operations Committee, consisting solely of Independent Board Members, which assists the Board in fulfilling its oversight responsibilities for certain operational matters of the Trust, including oversight of contracts with various third-party service providers, valuation, and certain other finance matters. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Carrier and Prof. Jackson. The number of Operating Committee meetings held during the calendar year ended December 31, 2022 is shown in Appendix D.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board during each Fund’s most recent fiscal year is shown in Appendix D.

Board Member Attendance. During each Fund’s most recent fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member.

Qualification of Board Members

The Board believes that each of the Board Members and nominees is qualified to serve as a Board Member of the Trust based on a review of the experience, qualifications, attributes or skills of each Board Member or nominee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Board Member. Each Board Member’s or nominee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Board Member of the Trust and other TC Funds or as a Board Member of the Nuveen Funds. The Board seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

In determining that a particular nominee was qualified to serve on the Board, the Board considered each nominee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each nominee satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each nominee should serve as a Board Member. References to the experiences, qualifications, attributes and skills of each nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. The standards set forth above may be re-evaluated and modified by the Board following the Board consolidation.

Current Board Members who are Nominees

Joseph A. Boateng. Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester. Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny. Mr. Kenny has been a TC Board Member since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income

Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the, Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017.

Loren M. Starr. Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Nominees who are not Currently Board Members

Amy B. R. Lancellotta. Ms. Lancellotta has been a Nuveen Board Member since 2021. After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero. Ms. Medero has been a Nuveen Board Member since 2021. Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a

Managing Director and Global Head of Government Relations and Public Policy at Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner. Mr. Moschner has been a Nuveen Board Member since 2016. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson has been a Nuveen Board Member since 2013. Mr. Nelson is on the Board of Director of Core12, LLC (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). The President’s Council and as a director of The Curran Center for Catholic American Studies. Mr. Nelson is a graduate of Fordham University, holding a B.A. in Economics and an M.B.A. in Finance.

Matthew Thornton III. Mr. Thornton has been a Nuveen Board Member since 2020. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth. Mr. Toth, the Nuveen Funds’ Independent Chair, has been a Nuveen Board Member since 2008. Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC.

From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff. Ms. Wolff has been a Nuveen Board Member since 2016. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has been a Nuveen Board Member since 2017. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Members who are not Standing for Reelection as Nominees.

Forrest Berkley. Mr. Berkley is a retired partner of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.), an investment management firm, since 2006. He was a partner of GMO from 1990 to 2005, and Head of Global Product Management from 2003 to 2005. He is an Investment Committee member of the Maine Community Foundation. He is a former Director of Save the Children Federation, Inc. and a former Investment Committee Member of the Elmina B. Sewall Foundation. Mr. Berkley received a B.A. from Yale University and an M.B.A. and a law degree from Harvard University.

Joseph A. Carrier. Joseph A. Carrier served as Senior Vice President, Enterprise Risk Management for Franklin Resources, Inc., from 2020 to 2022. He was previously Senior Managing Director, Chief Risk Officer and Chief Audit Executive at Legg Mason, Inc., from 2008 to 2020. He currently serves on the boards of the Franklin Templeton Irish Funds, Cal Ripken, Sr. Foundation, and Loyola University Maryland, Sellinger School of Business and Management, Department of Management and Organizations. He is a former Director of ICI Mutual Insurance Company and a former Director of Martin Currie Investment Management, Ltd. Mr. Carrier is also the former Treasurer and Member of the Board of Directors, GB Charities, Inc.; and the former Chair and member of the Board of Visitors, Sacred Heart University Jack Welch College of Business & Technology. Mr. Carrier received a B.A. from Loyola University Maryland.

Janice C. Eberly. Professor Eberly is the James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (since 2013, and previously from 2002-2011). She has been the Senior Associate Dean for Strategy and Academics since 2020, and served as the Chair of the Finance Department from 2005 to 2007. In 2023, Professor Eberly was appointed as the Distinguished Senior Fellow at the Golub Center for Finance and Policy at MIT and the Sloan School. She is the past Vice President of the American Economics Association (2020-2021). Professor Eberly served as Assistant Secretary for Economic Policy at the United States Department of the Treasury from 2011 to 2013. Additionally, she serves as a Board Member of the Office of Finance of the Federal Home Loan Banks, and as a Director of Avant, LLC. Professor Eberly received a B.S. from the University of California at Davis and a Ph.D. from Massachusetts Institute of Technology.

Nancy A. Eckl. Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end investment companies) from 1990 to 2006. Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors, Inc.. Ms. Eckl is an Independent Director and Audit Committee Chair of The Lazard Funds, Inc., Lazard Retirement Series, Inc. (both open-end investment companies), and Lazard Global Total Return and Income Fund, Inc. (a New York Stock Exchange listed closed-end fund). Ms. Eckl received a B.B.A. from the University of Notre Dame, and is licensed as a Certified Public Accountant in the State of Texas.

Howell E. Jackson. Professor Jackson has been James S. Reid, Jr., Professor of Law of Harvard Law School since 2004 and on the faculty since 1989. He is currently serving as a Special Adviser for the White House Council of Economic Advisers. He is a Director of Commonwealth, a non-profit organization that promotes financial innovations to enhance the opportunities and security of financially vulnerable people. Professor Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. from Harvard University.

Nicole Thorne Jenkins. Dean Jenkins has been the John A. Griffin Dean of the McIntire School of Commerce at the University of Virginia since 2020. She was previously the Vice Dean (2016-2020), Von Allmen Chaired Professor of Accountancy (2017-2020), and Associate Professor and EY Research Fellow (2012-2017) at Gatton College of Business and Economics at the University of Kentucky, as well as Treasurer and Director of the Montpelier Foundation.. She currently serves as a Trustee and Chair of the Audit & Finance Committee of the Strada Education Network. Dean Jenkins received a B.S. from Drexel University and a Ph.D. from the University of Iowa. She is a licensed Certified Public Accountant in the State of Maryland.

James M. Poterba. Professor Poterba has been President and CEO and a member of the Board of Directors of the National Bureau of Economic Research since 2008. He has been the Mitsui Professor of Economics at the Massachusetts Institute of Technology (“MIT”) since 1996, and an Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management since 2014. Professor Poterba was the Head of the Economics Department from 2006 until 2008 at MIT, where he has taught since 1983. From 1994 to 2000 and 2001 to 2006 he was Associate Head of the Economics Department at MIT. He was the Director of the Public Economics Research Program at the National Bureau of Economic Research from 1990 to 2008. He is a member of the Congressional Budget Office Panel of Economic Advisers. Professor Poterba is a former Trustee of the Alfred P. Sloan Foundation. He holds an A.B. from Harvard College and an M.Phil. and a D.Phil. from Oxford University, where he was a Marshall Scholar.

***

Each of Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Prof. Jackson, Dean Jenkins and Prof. Poterba is expected to resign from the Board, effective as of December 31, 2023, and therefore is not standing for election at the Meeting. If the Board consolidation is approved, each of these TC Board Members will resign from the TC Funds boards, but will continue to serve as members of the boards of CREF and VA-1. Relatedly, if elected to the consolidated board of the TC Funds and the Nuveen Funds, Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr will resign from their positions on the boards of CREF and VA-1 as of December 31, 2023.

Risk Oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and other TC Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, derivatives risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment adviser and administrator for each Fund as well as the administrator of the Funds’ Liquidity Risk Program, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board, with advice of counsel to the Independent Board Members, also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates, and the Funds’ CCO regularly report to the Board and/or one or more of the Board’s committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Funds’ Liquidity Risk Program. The Board provides oversight of the Funds’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the Funds that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) or a Money Market Fund (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board approved the designation of one or more Derivatives Risk Managers (each, a “DRM”), which are responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to each Fund that is classified as a limited derivatives user fund (each a “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by a DRM regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.

Officers of the Trust and officers and personnel of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and certain other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding certain other service providers to the Trust, either directly or through the Trust’s officers, Advisors personnel or other TIAA personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the Funds’ portfolio companies, ESG criteria used by certain Funds and other portfolio management aspects of the Funds.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board’s committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Board Member under the 1940 Act and the independent status of counsel to the Independent Board Members.

Note that the risk oversight process set forth above may change post-Board consolidation.

The Officers

The following table sets forth information with respect to each officer of the Trust. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Certain officers of the Trust may be changed by the Board following the Board consolidation.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 1962	Chief Compliance Officer	Term: Annual Length of Service: Chief Compliance Officer since 2008	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.	88

Claire Borelli TIAA 730 Third Avenue New York, NY 10017-3206 1960	Executive Vice President	Term: Annual Length of Service: Executive Vice President since 2023	Senior Executive Vice President, Chief People Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Vice President, Chief Diversity & Talent Officer, TIAA. Prior to joining TIAA, Ms. Borelli served as Chief Human Resources Officer for the Consumer Bank and Wealth Management sectors of JPMorgan Chase & Co.	88

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 1976	Senior Managing Director and Corporate Secretary	Term: Annual Length of Service: Senior Managing Director and Corporate Secretary since 2020	Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.	88

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 1950	Executive Vice President and Chief Legal, Risk and Compliance Officer	Term: Annual Length of Service: Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a partner at Davis Polk & Wardwell LLP.	88

W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 1967	Executive Vice President	Term: Annual Length of Service: Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.	88

Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 1973	Principal Executive Officer and President	Term: Annual Length of Service: Principal Executive Officer and President since 2017.	Executive Vice President, Head of Complementary Businesses and Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen; President and Chief Executive Officer of CREF and TIAA Separate Account VA-1; and Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.	88

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 1971	Executive Vice President	Term: Annual Length of Service: Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.	88

Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 1965	Executive Vice President	Term: Annual Length of Service: Executive Vice President since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.	88

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 1970	Executive Vice President	Term: Annual Length of Service: Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.	88

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	Term: Annual Length of Service: Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head of Finance for Equities and Fixed Income, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Senior Managing Director, Head, Public Investment Finance, Nuveen, and Managing Director, Head, TC Fund Administration, Nuveen.	223

(1)	The Fund Complex, as used in this table, consists of the Nuveen Funds and the TC Funds, as well as CREF and VA-1.

Independent Registered Public Accounting Firm

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of each Fund for each such Fund’s current fiscal year. In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA, Nuveen, LLC, Nuveen Finance, LLC and the Trust, TCF, CREF and VA-1, and their affiliates that could reasonably be thought to bear on PwC’s independence. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA, Nuveen, LLC and Nuveen Finance, LLC, it relied upon PwC’s determination that this would not compromise its independence. The Audit and Compliance Committee considered that this arrangement would produce a more cost-effective audit.

PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, the Adviser or any other investment company sponsored by the Adviser or its affiliates.

A representative of PwC will be invited to be present at the Meeting if they so desire, and if present will have the opportunity to make a statement and/or answer questions if they desire to do so.

Audit and Related Fees

The tables set forth in Appendix E provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to the Trust without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by the Trust’ Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for the Trust, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for the Trust and certain non-audit services provided by the Independent Auditor to the Trust’s adviser or its affiliates for each of the two most recently ended fiscal years were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

There were no amounts that were approved by the Audit and Compliance Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X.

Shareholder Approval

The affirmative vote of a plurality of the votes of the Trust cast at the Meeting will be required to elect the Board Members. This means that the nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to serve as Board Members. For purposes of determining the approval of the proposal to elect nominees for the Trust, withheld votes, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that owners of Variable Contracts give instructions to vote FOR the election of each nominee of the Board.

ADDITIONAL INFORMATION

Attending the Meeting

The Meeting will be held in a virtual meeting format only. There is no physical location for the meeting. Variable Contract owners may participate in the Meeting at meetnow.global/M599MNM by entering the control number found on the owner’s voting instruction card at the date and time of the Meeting. Variable Contract owners may give voting instructions during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

To register to attend the Meeting online by webcast, you must submit proof of your Variable Contract ownership reflecting your Fund holdings along with your name and email address to Computershare Fund Services. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

As of the Record Date, TIAA, the Separate Accounts and the Balanced Fund owned the percentages of the shares of each Fund set forth on Appendix F.

To the knowledge of the Funds, no other person owns beneficially or of record 5% or more of any of the Funds’ shares.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund.

Information About the Adviser and Distributor

The Adviser

Teachers Advisors, LLC (“Teachers Advisors”) manages the assets of the Trust, under the supervision of the Board. Teachers Advisors is an indirect wholly owned subsidiary of TIAA. Teachers Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Teachers Advisors also manage the investment accounts of CREF. As of June 30, 2023, Teachers Advisors and TCIM together had approximately $361 billion of assets under management. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares.

Shareholder Proposals

The Trust generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Holders of voting rights wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of the Trust should send their written proposal to the Trust at 730 Third Avenue, New York, NY 10017-3206. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Letters or emails from shareholders addressed to the Board or individual Board Member may be sent c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. Certain communications will be forwarded to the Board’s Chair in accordance with established policies concerning Shareholder communications that have been approved by a majority of Independent Board Members.

Board Member Attendance at Shareholder Meetings

The Trust is not required to and does not typically hold annual meetings of Shareholders. Consequently, the Trust does not have a policy with regard to a Board Member’s attendance at Shareholder meetings.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed voting instruction card, accompanying notice and Proxy Statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). The expenses are included in the administrative expenses that are paid for from the net assets of the Trust. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies and expect to pay an estimated fee of $15,000 and reimburse Computershare Fund Services for its reasonable expenses in connection with its solicitation of proxies.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

Shareholder Reports

Each Fund’s most recent annual and semi-annual shareholder reports are available at the Funds’ website at tiaa.org. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such requests should be directed to such Fund at tiaa.org. In addition, copies of each Fund’s most recent annual report and/or semi-annual report are available at the TIAA website at www.tiaa.org/prospectuses, or by using our online request form to order print versions electronically.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 20, 2023

This Proxy Statement, each Fund’s most recent annual report to shareholders, the form of proxy or voting instruction card and the Notice of Special Meeting are available at https://www.tiaa.org/public/about-tiaa/corporate-governance-leadership/document-library. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at the Meeting may be available for inspection by any shareholder to the extent required by applicable state law.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject your Fund to additional expense. The persons named in the enclosed voting instruction card may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. An adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the votes cast on the matter. The persons named in the enclosed voting instruction card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Derek B. Dorn

Senior Managing Director and Corporate Secretary

October 13, 2023

Appendix A

FUND INFORMATION

			Shares Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Common Shares
TIAA-CREF Life Growth Equity Fund	Growth Equity Fund	12/31	8,935,225.45
TIAA-CREF Life Money Market Fund	Money Market Fund	12/31	132,561,995.25
TIAA-CREF Life Growth & Income Fund	Growth & Income Fund	12/31	10,271,547.59
TIAA-CREF Life International Equity Fund	International Equity Fund	12/31	15,227,680.02
TIAA-CREF Life Large-Cap Value Fund	Large-Cap Value Fund	12/31	4,460,146.99
TIAA-CREF Life Small-Cap Equity Fund	Small-Cap Equity Fund	12/31	4,929,070.90
TIAA-CREF Life Stock Index Fund	Stock Index Fund	12/31	19,953,123.93
TIAA-CREF Life Social Choice Equity Fund	Social Choice Equity Fund	12/31	4,831,477.17
TIAA-CREF Life Real Estate Securities Fund	Real Estate Securities Fund	12/31	5,276,569.01
TIAA-CREF Life Core Bond Fund	Bond Fund	12/31	21,904,807.11
TIAA-CREF Life Balanced Fund	Balanced Fund	12/31	5,637,109.54

A-1

Appendix B

SHARE OWNERSHIP

Dollar Range of Equity Securities By Board Members and Nominees

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all funds in the Family of Investment Companies overseen or to be overseen by the Board Member or nominee as of December 31, 2022. The information set forth below includes share equivalents of certain funds in which the Board Member or nominee is deemed to be invested pursuant to deferred compensation arrangements applicable to such Board Member or nominee.

	CURRENT BOARD MEMBERS											NOMINEES
Fund	Berkley	Boateng	Carrier	Eberly	Eckl	Forrester	Jackson	Jenkins	Kenny	Poterba	Starr	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young

Growth Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Money Market Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Growth & Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
International Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large-Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small-Cap Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Stock Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Social Choice Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Real Estate Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Core Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Balanced Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member or Nominee in Family of Investment Companies(1)	Over $100,000(2)	Over $100,000(2)	$0	Over $100,000(2)	Over $100,000(2)	Over $100,000(2)	Over $100,000(2)	$0	Over $100,000(2)	Over $100,000(2)	$10,00 1- $50,000(2)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	As used in this table, the Family of Investment Companies includes the Nuveen Funds and the TC Funds, as well as CREF and VA-1.
(2)	Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan.

B-1

The table below presents information on Trustees and Nominees who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Funds’ investment adviser(s) as of December 31, 2022:

Name of Trustee/Nominee	Name of Owners/Relationships to Trustee/Nominee	Companies(2)	Title of Class	Value of Securities(3)	Percent of Class(4)
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$61,063	0.01%
	KSHFO, LLC(1)	Global Timber Resources Investor Fund, LP	None	$3,593	0.39%
	KSHFO, LLC(1)	Global Agriculture II Investor Fund LP	None	$9,448	0.67%

(1)	Mr. Kenny owns 6.6% of KSHFO, LLC.
(2)	The investment advisers to the Funds, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.
(3)	These amounts reflect the current value of holdings as of December 31, 2022.
(4)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

B-2

Appendix C

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds

The following table sets forth, for each Board Member and nominee, the aggregate compensation paid by each Fund to each Board Member and nominee for its last fiscal year and the aggregate compensation paid by all funds in the Fund Complex to each Board Member and nominee for the calendar year ended December 31, 2022.(1)

		CURRENT BOARD MEMBERS											NOMINEES								FORMER BOARD MEMBRS
Fund	Last Fiscal Year End	Berkley	Boateng	Carrier(2)	Eberly	Eckl	Forrester	Jackson	Jenkins(2)	Kenny	Poterba	Starr(3)	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Sloan(4)	Starks(5)
Growth Equity Fund	12/31/22	$108	$119	N/A	$116	$122	$127	$108	N/A	$156	$122	$25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$90	$2
Money Market Fund	12/31/22	$88	$99	N/A	$95	$99	$104	$88	N/A	$128	$99	$26	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$68	$1
Growth & Income Fund	12/31/22	$135	$149	N/A	$144	$152	$158	$135	N/A	$195	$152	$32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$112	$2
International Equity Fund	12/31/22	$94	$104	N/A	$101	$106	$110	$94	N/A	$136	$106	$23	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$77	$1
Large-Cap Value Fund	12/31/22	$63	$70	N/A	$68	$71	$74	$63	N/A	$91	$71	$15	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$52	$1
Small-Cap Equity Fund	12/31/22	$48	$53	N/A	$52	$54	$56	$48	N/A	$69	$54	$12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$40	$1
Stock Index Fund	12/31/22	$551	$611	N/A	$590	$620	$646	$551	N/A	$795	$620	$137	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$449	$8
Social Choice Equity Fund	12/31/22	$66	$73	N/A	$70	$74	$77	$66	N/A	$95	$74	$16	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$54	$1
Real Estate Securities Fund	12/31/22	$68	$75	N/A	$72	$76	$79	$68	N/A	$97	$76	$16	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$56	$1
Core Bond Fund	12/31/22	$160	$178	N/A	$172	$180	$188	$160	N/A	$231	$180	$40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$130	$2
Balanced Fund	12/31/22	$54	$60	N/A	$58	$60	$63	$54	N/A	$77	$60	$13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$44	$1
Total Compensation from funds in the Fund Complex(6) Paid to Board Members and Nominees for calendar year ended December 31, 2022		$430,000(7)(8)	$425,000(7)	N/A	$430,000(7)(8)	$495,000(7)	$450,000(7)(8)	$472,500(7)(8)	N/A	$563,750(7)	$480,000(7)(8)	$98,750(7)	$390,250	$429,000	$371,848	$402,906	$526,950	$396,076	$443,950	$416,325	5,487(7)	307,491(7)(8)

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are set forth in the following table.

(2)	Effective January 1, 2023, Mr. Carrier and Dean Jenkins were elected to serve as Trustees; Mr. Carrier and Dean Jenkins received no compensation for the fiscal year ended December 31, 2022.
(3)	Effective October 1, 2022, Mr. Starr was elected to serve as a Trustee.

(4)	Effective September 13, 2022, Mr. Sloan no longer serves as a Trustee of the Funds.
(5)	Effective January 6, 2022, Laura T. Starks no longer serves as a Trustee of the Funds.
(6)	As used in this table, the Family of Investment Companies consists of the Nuveen Funds, the TC Funds, CREF and VA-1.
(7)

Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation.

(8)

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended October 31, 2022, Mr. Berkley elected to defer $319,999, Prof. Eberly elected to defer $319,999, Mr. Forrester elected to defer $340,000, Prof. Jackson elected to defer $36,250, Prof. Poterba elected to defer $369,999 and Prof. Starks elected to defer $3,959 of total compensation from the TC Funds, CREF and VA-1.

Deferred Fees for the Funds

Fund	Berkley	Boateng	Carrier	Eberly	Eckl	Forrester	Jackson	Jenkins	Kenny	Poterba	Starr	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young
Growth Equity Fund	$108	$30	N/A	$116	$30	$127	$38	N/A	$30	$122	$7	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$22	$2
Money Market Fund	$88	$25	N/A	$95	$25	$104	$31	N/A	$25	$99	$7	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$16	$1
Growth & Income Fund	$135	$38	N/A	$144	$38	$158	$47	N/A	$38	$152	$9	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$27	$2
International Equity Fund	$94	$26	N/A	$101	$26	$110	$33	N/A	$26	$106	$6	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$19	$1
Large-Cap Value Fund	$63	$18	N/A	$68	$18	$74	$22	N/A	$18	$71	$4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12	$1
Small-Cap Equity Fund	$48	$13	N/A	$52	$13	$56	$17	N/A	$13	$54	$3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10	$1
Stock Index Fund	$551	$153	N/A	$590	$153	$646	$193	N/A	$153	$620	$38	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$108	$8
Social Choice Equity Fund	$66	$18	N/A	$70	$18	$77	$23	N/A	$18	$74	$4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13	$1
Real Estate Securities Fund	$68	$19	N/A	$72	$19	$79	$24	N/A	$19	$76	$4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$14	$1
Core Bond Fund	$160	$44	N/A	$172	$44	$188	$56	N/A	$44	$180	$11	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$31	$2
Balanced Fund	$54	$15	N/A	$58	$15	$63	$19	N/A	$15	$60	$4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11	$1

With respect to the nominees who are Nuveen Board Members, aggregate compensation figures paid by the Nuveen Funds include cash and amounts deferred under an optional deferred compensation plan, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation. Currently, under this deferred compensation plan, Nuveen Board Members have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to certain participating Nuveen Funds selected by each board member. Benefits under that plan are also paid in a lump sum or in annual installments over a period of five years, as requested by the board member.

(2)	The Fund Complex, as used in this Appendix C, consists of the Nuveen Funds, the TC Funds and certain other investment companies advised by Teachers Advisors, LLC or its affiliate.

Appendix D

TC FUND BOARD AND COMMITTEE MEETINGS

HELD DURING FISCAL YEAR ENDED DECEMBER 31, 2022

Regular Board Meetings	Special Board Meetings	Audit and Compliance Committee	Investment Committee	Executive Committee	Nominating and Governance Committee	Operations Committee

11	1	4	6	0	7	5

D-1

Appendix E

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022
Growth Equity Fund	12/31	$26,953	$28,011	$0	$0	$0	$0	$0	$0	$0	$0	$0	$23	$0	$0
Money Market Fund	12/31	$21,547	$22,409	$0	$0	$0	$0	$0	$0	$0	$0	$0	$13	$0	$0
Growth & Income Fund	12/31	$27,278	$27,849	$0	$0	$0	$0	$301	$10	$0	$0	$0	$27	$0	$0
International Equity Fund	12/31	$35,173	$36,060	$0	$0	$0	$0	$301	$0	$0	$0	$0	$18	$0	$0
Large-Cap Value Fund	12/31	$27,496	$28,076	$0	$0	$0	$0	$0	$0	$0	$0	$0	$12	$0	$0
Small-Cap Equity Fund	12/31	$25,042	$26,024	$0	$0	$0	$0	$0	$0	$0	$0	$0	$9	$0	$0
Stock Index Fund	12/31	$37,450	$38,948	$0	$0	$0	$0	$0	$10	$0	$0	$0	$106	$0	$0
Social Choice Equity Fund	12/31	$20,489	$21,308	$0	$0	$0	$0	$0	$0	$0	$0	$0	$13	$0	$0
Real Estate Securities Fund	12/31	$28,557	$29,179	$0	$0	$0	$0	$0	$0	$0	$0	$0	$13	$0	$0
Core Bond Fund	12/31	$43,101	$44,826	$0	$0	$0	$0	$0	$0	$0	$0	$0	$30	$0	$0
Balanced Fund	12/31	$13,313	$13,325	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

E-1

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022
Growth Equity Fund	12/31	$0	$23	$0	$0	$0	$0	$0	$23
Money Market Fund	12/31	$0	$13	$0	$0	$0	$0	$0	$13
Growth & Income Fund	12/31	$301	$37	$0	$0	$0	$0	$301	$37
International Equity Fund	12/31	$301	$18	$0	$0	$0	$0	$301	$18
Large-Cap Value Fund	12/31	$0	$12	$0	$0	$0	$0	$0	$12
Small-Cap Equity Fund	12/31	$0	$9	$0	$0	$0	$0	$0	$9
Stock Index Fund	12/31	$0	$116	$0	$0	$0	$0	$0	$116
Social Choice Equity Fund	12/31	$0	$13	$0	$0	$0	$0	$0	$13
Real Estate Securities Fund	12/31	$0	$13	$0	$0	$0	$0	$0	$13
Core Bond Fund	12/31	$0	$30	$0	$0	$0	$0	$0	$30
Balanced Fund	12/31	$0	$10	$0	$0	$0	$0	$0	$10

E-2

Appendix F

Principal Shareholders

Fund	TIAA	TIAA-CREF Life Separate Account VA-1	TIAA-CREF Life Separate Account VLI-1	TIAA-CREF Life Separate Account VLI-2	Balanced Fund
Growth Equity Fund	0%	82%	9%	5%	4%
Money Market Fund	0%	79%	11%	10%	0%
Growth & Income Fund	0%	88%	6%	2%	4%
International Equity Fund	0%	80%	10%	5%	5%
Large-Cap Value Fund	0%	86%	5%	2%	7%
Small-Cap Equity Fund	0%	89%	5%	4%	2%
Stock Index Fund	0%	79%	16%	4%	1%
Social Choice Equity Fund	0%	96%	3%	1%	0%
Real Estate Securities Fund	0%	90%	7%	1%	2%
Core Bond Fund	0%	78%	3%	2%	17%
Balanced Fund	0%	94%	3%	3%	0%

TIAA, each Separate Account and the Balanced Fund are each located at 730 Third Avenue, New York, NY 10017-3206.

F-1

730 Third Avenue New York, NY 10017-3206

TIAA-CREF Life Funds-State-2023	A30718 (11/23)

nuveen
A TIAA Company
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
Visit: meetnow.global/M599MNM
on November 20 at 3:30 p.m., Eastern Time.
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

nuveen
A TIAA Company

TIAA-CREF Life Insurance Company

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PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
Please detach at perforation before mailing.
TIAA-CREF Life Funds
Special Meeting of Shareholders to be held on November 20, 2023
This Voting Instruction Card is solicited on behalf of the Board of Trustees
TIAA-CREF Life Insurance Company
This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the fund(s), for which it is the record or beneficial owner on your behalf, to represent me and cast my vote at the TIAA-CREF Life Funds Special Meeting of Shareholders, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The TIAA-CREF Life Funds Special Meeting of Shareholders will be held virtually at the following Website: meetnow.global/M599MNM on Monday, November 20, 2023, at 3:30 p.m., Eastern Time.
Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O. Box 43131, Providence, RI 02940-9433. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476
TCL_33518_090523_VI
PLEASE SIGN AND DATE ON THE REVERSE SIDE
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EVERY VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
TIAA-CREF Life Funds Special Meeting of Shareholders to be held on November 20, 2023
The Proxy Statement for this Meeting is Available at:
https://www.proxy-direct.com/tia-33518
IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD
FUNDS FUNDS FUNDS
TCLF Balanced Fund TCLF Bond Fund TCLF Growth & Income Fund
TCLF Growth Equity Fund TCLF International Equity Fund TCLF Large-Cap Value Fund
TCLF Money Market Fund TCLF Real Estate Securities Fund TCLF Small-Cap Equity Fund
TCLF Social Choice Equity Fund TCLF Stock Index Fund
Please detach at perforation before mailing.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposal The Board of Trustees recommends a vote FOR Proposal 1.
1. To elect twelve (12) Board Members:
☐ To vote FOR all Nominees ☐ To vote AGAINST all Nominees ☐ To vote to ABSTAIN for all Nominees; or vote separately by Nominee below:
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Joseph A. Boateng ☐ ☐ ☐ 02 Michael A. Forrester ☐ ☐ ☐ 03 Thomas J. Kenny ☐ ☐ ☐
04 Amy B.R. Lancellotta ☐ ☐ ☐ 05 Joanne T. Medero☐ ☐ ☐ 06 Albin F. Moschner☐ ☐ ☐
07 John K. Nelson ☐ ☐ ☐ 08 Loren M. Starr☐ ☐ ☐ 09 Matthew Thornton III☐ ☐ ☐
10 Terence J. Toth ☐ ☐ ☐ 11 Margaret L. Wolff ☐ ☐ ☐ 12 Robert L. Young ☐ ☐ ☐
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
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